UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2006


                           NewMarket Technology Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified by its charter)


       Nevada                       00-27917                 65-0729900
-------------------------     ------------------------  ------------------------
(State or other Jurisdiction  (Commission File Number)  (IRS Employer
of Incorporation)                                         Identification Number)

                         14860 Montfort Drive, Suite 210
                               Dallas, Texas 75254
           ----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (972) 386-3372
           ----------------------------------------------------------
                (Issuer's Telephone Number, Including Area Code)

Copies to:
                              Andrea Cataneo, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

-----------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS;  ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS

     On September 6, 2006, the Board of Directors of NewMarket Technology, Inc., a Nevada corporation (the "Company"), voted to appoint Philip J. Rauch and James Mandel as directors of the Company. Mr. Rauch is currently the Chief Financial Officer of the Company. Mr. Mandel is currently the Chief Executive Officer of Multiband Corporation., a provider of voice, data and video systems and services. Mr. Mandel may be appointed to serve as a member of a committee, although there are no current plans for such appointment as of the date hereof.

     In conjunction with the new board appointments, effective September 6, 2006, Michael Tinsley has resigned as a member of the Board of Directors. There was no known disagreement with Mr. Tinsley on any matter relating to the Company's operations, policies or practices. Mr. Tinsley will continue to work with the Company in a consulting capacity.


ITEM 7.01 REGULATION FD DISCLOSURE

Press Release

     The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

     On September 7, 2006, the Company issued a press release announcing the changes to the Board of Directors. The text of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

Exhibit No.     Description
----------     --------------------------------
99.1  *        Press Release dated September 7, 2006.

---------------
* Filed herewith.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          NEWMARKET TECHNOLOGY, INC.


Date:  September 6, 2006                     By:/s/Philip Verges
                                            --------------------------
                                            Name: Philip Verges
                                            Title: CEO


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